Exhibit 99.1

Blackstone Reports Second Quarter 2023 Results

New York, July 20, 2023: Blackstone (NYSE:BX) today reported its second quarter 2023 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone is the first alternative manager to surpass $1 trillion of assets under management. This milestone reflects the extraordinary trust we have developed with our investors — built through performance — as well as our distinctive position as an innovator. We believe we are in the early stages of the long-term growth of the alternatives industry, providing a vast opportunity for further expansion.”

Blackstone issued a full detailed presentation of its second quarter 2023 results, which can be viewed at

www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.79 per share to record holders of common stock at the close of business on July 31, 2023. This dividend will be paid on August 7, 2023.

Quarterly Investor Call Details

Blackstone will host its second quarter 2023 investor conference via public webcast on July 20, 2023 at

9:00 a.m. ET. To register, please use the following link:

https://event.webcasts.com/starthere.jsp?ei=1622278&tp_key=8cb62d5512. For those unable to listen to the live

Blackstone 345 Park Avenue, New York, NY 10154 T 212 583 5000 www.blackstone.com broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at

https://ir.blackstone.com/.

About Blackstone

Blackstone is the world’s largest alternative asset manager. We seek to create positive economic impact and long-

term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our $1.0 trillion in assets under management include investment vehicles focused on private equity, real estate, private and liquid credit,

infrastructure, life sciences, growth equity, public securities and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, Twitter, and Instagram.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as

“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”

“approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,”

“forecast” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on

Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-

looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

2

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

3

Blackstone’s Second

Quarter 2023 Earnings

JULY 20, 2023

BLACKSTONE’S SECOND QUARTER 2023 GAAP RESULTS

▪	GAAP Net Income was $1.2 billion for the quarter and $1.4 billion year-to-date (“YTD”). GAAP Net Income Attributable to Blackstone Inc. was $601 million for the quarter and $687 million YTD.

($ in thousands, except per share data) (unaudited)	2Q’22	2Q’23	2Q’22 YTD	2Q’23 YTD	2Q’22 LTM	2Q’23 LTM
Revenues
Management and Advisory Fees, Net	$1,561,187	$1,709,370	$3,037,123	$3,367,685	$5,817,466	$6,633,877
Incentive Fees	99,598	153,077	204,087	295,953	388,747	616,993
Performance Allocations	(1,013,899)	616,479	2,045,537	504,161	9,869,581	405,208
Principal Investments	(235,329)	218,924	123,736	(164,435)	1,108,511	(1,001,693)
Interest and Dividend Revenue	62,075	148,505	116,560	238,990	214,774	394,042
Other	155,588	(31,664)	228,457	(45,818)	343,343	(89,718)
Total Revenues	$629,220	$2,814,691	$5,755,500	$4,196,536	$17,742,422	$6,958,709
Expenses
Compensation and Benefits	380,748	1,060,595	2,268,157	1,823,706	6,780,147	3,088,003
General, Administrative and Other	289,288	275,034	529,962	548,428	1,057,630	1,111,137
Interest Expense	69,642	108,096	136,389	212,537	245,352	393,373
Fund Expenses	4,435	31,585	6,627	79,984	10,846	104,032
Total Expenses	$744,113	$1,475,310	$2,941,135	$2,664,655	$8,093,975	$4,696,545
Other Income (Loss)
Change in Tax Receivable Agreement Liability	(13)	7,095	748	1,887	(4,529)	23,422
Net Gains (Losses) from Fund Investment Activities	(104,326)	80,500	(53,450)	151,564	160,705	99,872
Income Before Provision (Benefit) for Taxes	$(219,232)	$1,426,976	$2,761,663	$1,685,332	$9,804,623	$2,385,458
Provision for Taxes	36,514	223,269	519,795	270,944	1,416,393	224,029
Net Income (Loss)	$(255,746)	$1,203,707	$2,241,868	$1,414,388	$8,388,230	$2,161,429
Redeemable NCI in Consolidated Entities	25,875	17,688	30,927	10,988	35,401	(162,829)
Non-Redeemable NCI in Consolidated Entities	(252,228)	584,745	1,023,460	716,314	4,364,975	1,077,022
Net Income (Loss) Attributable to Blackstone Inc. (‘‘BX’’)	$(29,393)	$601,274	$1,187,481	$687,086	$3,987,854	$1,247,236
Net Income (Loss) Per Share of Common Stock, Basic	$(0.04)	$0.79	$1.61	$0.91	$5.45	$1.67
Net Income (Loss) Per Share of Common Stock, Diluted	$(0.04)	$0.79	$1.61	$0.91	$5.45	$1.67

Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 36-38, Definitions and
Dividend Policy, for definitions of terms used throughout this presentation. NCI means non-controlling interests.	Blackstone | 1

BLACKSTONE’S SECOND QUARTER 2023 HIGHLIGHTS

Financial Measures

▪ Fee Related Earnings (“FRE”) of $1.1 billion ($0.94/share) in the quarter

–  FRE was $4.4 billion over the last twelve months (“LTM”) ($3.66/share)

▪ Distributable Earnings (“DE”) of $1.2 billion ($0.93/share) in the quarter

–  DE was $5.2 billion over the LTM ($4.03/share)

▪ Net Accrued Performance Revenues of $6.5 billion ($5.31/share)

Capital Metrics

▪ Total Assets Under Management (“AUM”) of $1.0 trillion, up 6% year-over-year

–  Fee-Earning AUM of $731.1 billion, up 7% year-over-year

–  Perpetual Capital AUM of $384.3 billion, up 8% year-over-year

▪ Inflows of $30.1 billion in the quarter and $158.4 billion over the LTM

▪ Deployment of $19.5 billion in the quarter and $80.3 billion over the LTM

▪ Realizations of $17.2 billion in the quarter and $64.4 billion over the LTM

Capital Returned to Shareholders

▪ Dividend of $0.79 per common share payable on August 7, 2023

–  Dividends of $3.42 per common share over the LTM

▪ Repurchased 1.0 million common shares in the quarter and 4.0 million common shares over the LTM

▪ $1.1 billion to be distributed to shareholders with respect to the second quarter and $4.8 billion over the LTM through dividends and share repurchases

Blackstone | 2

BLACKSTONE’S SECOND QUARTER 2023 SEGMENT EARNINGS

			% Change			% Change

($ in thousands, except per share data)	2Q’22	2Q’23	vs. 2Q’22	2Q’22 YTD	2Q’23 YTD	vs. 2Q’22 YTD

Management and Advisory Fees, Net	$1,556,917	$1,703,186	9%	$3,030,285	$3,355,573	11%

Fee Related Performance Revenues	346,593	266,738	(23)%	904,658	414,982	(54)%

Fee Related Compensation	(621,413)	(568,808)	(8)%	(1,291,884)	(1,077,779)	(17)%

Other Operating Expenses	(261,510)	(257,366)	(2)%	(475,608)	(509,014)	7%

Fee Related Earnings	$1,020,587	$1,143,750	12%	$2,167,451	$2,183,762	1%

Realized Performance Revenues	2,206,774	388,423	(82)%	3,519,584	1,029,949	(71)%

Realized Performance Compensation	(926,974)	(178,370)	(81)%	(1,446,094)	(474,394)	(67)%

Realized Principal Investment Income (Loss)	43,509	(7,461)	n/m	200,604	36,230	(82)%

Net Realizations	1,323,309	202,592	(85)%	2,274,094	591,785	(74)%

Total Segment Distributable Earnings	$2,343,896	$1,346,342	(43)%	$4,441,545	$2,775,547	(38)%

Distributable Earnings	$1,985,825	$1,212,072	(39)%	$3,923,705	$2,461,164	(37)%

Additional Metrics:

Net Income Per Share of Common Stock, Basic	$(0.04)	$0.79	n/m	$1.61	$0.91	(43)%

FRE per Share	$0.84	$0.94	12%	$1.79	$1.80	1%

DE per Common Share	$1.49	$0.93	(38)%	$3.04	$1.90	(38)%

Total Segment Revenues	$4,153,793	$2,350,886	(43)%	$7,655,131	$4,836,734	(37)%

Total Assets Under Management	$940,805,741	$1,001,355,959	6%	$940,805,741	$1,001,355,959	6%

Fee-Earning Assets Under Management	$683,825,961	$731,145,065	7%	$683,825,961	$731,145,065	7%

Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 24, Share Summary). DE per Common Share is based on DE Attributable to Common Shareholders (see page 23, Shareholder Dividends) and end of period Participating Common Shares outstanding. YTD FRE per Share and DE per Common Share amounts represent the sum of the last two quarters. See pages 32-33 for the Reconciliation of GAAP to Total Segment Measures.	Blackstone | 3

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES

▪	Appreciation across strategies led to higher Net Accrued Performance Revenues quarter-over-quarter of $6.5 billion ($5.31/share).

Investment Performance (appreciation / gross returns)			Net Accrued Performance Revenues ($ in millions)

	2Q’23	2Q’23 LTM
Real Estate
Opportunistic	0.0%	(3.0)%
Core+	1.7%	0.9%

Private Equity
Corporate Private Equity	3.5%	9.7%
Tactical Opportunities	1.8%	2.7%
Secondaries	2.3%	(1.8)%

Credit & Insurance
Private Credit	3.3%	12.7%
Liquid Credit	2.8%	9.8%

Hedge Fund Solutions
BPS Composite	1.9%	6.2%

Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Credit & Insurance and Hedge Fund Solutions.

Private Credit net returns were 2.5% and 9.1% for 2Q’23 and 2Q’23 LTM, respectively. Liquid Credit net returns were 2.7% and 9.2% for 2Q’23 and 2Q’23 LTM,

respectively. BPS Composite net returns were 1.8% and 5.3% for 2Q’23 and 2Q’23 LTM, respectively. See notes on page 34 for additional details on investment performance.

Blackstone | 4

CAPITAL METRICS – ADDITIONAL DETAIL

▪	Inflows were $30.1 billion in the quarter, bringing LTM inflows to $158.4 billion.

▪	Deployed $19.5 billion in the quarter and $80.3 billion over the LTM.

–	Committed an additional $6.8 billion that was not yet deployed in the quarter.

▪	Realizations were $17.2 billion in the quarter and $64.4 billion over the LTM.

	Inflows		Capital Deployed		Realizations

($ in millions)	2Q’23	2Q’23 LTM	2Q’23	2Q’23 LTM	2Q’23	2Q’23 LTM

Real Estate	$7,891	$49,215	$4,126	$21,012	$5,543	$17,643

Opportunistic	1,622	8,544	2,776	9,163	1,593	4,236

Core+	3,076	21,360	674	9,699	3,071	10,633

BREDS	3,193	19,310	676	2,150	879	2,775

Private Equity	8,539	36,328	11,016	28,536	4,075	23,627

Corporate Private Equity	5,832	15,041	7,767	12,895	2,327	12,376

Tactical Opportunities	1,622	5,151	766	1,677	393	4,434

Secondaries	371	9,613	979	5,918	985	5,726

Infrastructure	713	6,523	1,504	8,045	370	1,089

Credit & Insurance	12,303	64,215	3,759	29,231	5,601	19,591

Hedge Fund Solutions	1,382	8,623	562	1,532	1,959	3,492

Total Blackstone	$30,115	$158,381	$19,463	$80,311	$17,178	$64,352

Corporate Private Equity also includes Life Sciences and BTAS. Tactical Opportunities also includes Blackstone Growth.	Blackstone | 5

ASSETS UNDER MANAGEMENT

▪	Total AUM increased to $1.0 trillion, up 6% year-over-year, with $30.1 billion of inflows in the quarter and $158.4 billion over the LTM.

▪	Fee-Earning AUM of $731.1 billion was up 7% year-over-year, with $18.0 billion of inflows in the quarter and $132.4 billion over the LTM.

▪	Perpetual Capital AUM reached $384.3 billion, up 8% year-over-year.
–	Fee-Earning Perpetual Capital AUM increased to $327.8 billion, representing 45% of Fee-Earning AUM.

Total AUM ($ in billions)	Fee-Earning AUM ($ in billions)	Perpetual Capital AUM ($ in billions)

Blackstone | 6

ADDITIONAL CAPITAL DETAIL

▪	Invested Performance Eligible AUM reached $503.8 billion at quarter end.

▪	Undrawn capital (“Total Dry Powder”) available for investment of $194.5 billion.

Invested Performance Eligible AUM ($ in billions)	Total Dry Powder ($ in billions)

Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.	Blackstone | 7

Segment Highlights

Blackstone | 8

SEGMENT DISTRIBUTABLE EARNINGS COMPOSITION

▪	2Q’23 Total Segment Distributable Earnings were $1.3 billion.

▪	LTM Total Segment Distributable Earnings were $5.8 billion.

Segment Distributable Earnings ($ in millions)

2Q’23 total: $1,346	2Q’23 LTM total: $5,790

Blackstone | 9

REAL ESTATE

▪	Total AUM: Increased 4% to $333.2 billion with inflows of $7.9 billion in the quarter and $49.2 billion over the LTM.

–	Inflows in the quarter included $1.3 billion for the seventh European opportunistic fund, $791 million of capital raised in BREIT, $2.2 billion in BREDS insurance SMAs, and $203 million in the fifth real estate debt strategies fund, bringing total capital commitments to $3.7 billion for the fund.

–	July 1 subscriptions of $246 million in BREIT not yet included in Total AUM.

▪	Capital Deployed: $4.1 billion in the quarter and $21.0 billion over the LTM.

–	Deployment in the quarter included the privatization of Industrials REIT, which owns a 7.1 million square foot portfolio of U.K. last mile logistics properties.

▪	Realizations: $5.5 billion in the quarter and $17.6 billion over the LTM.

–	Asset sales in the quarter included the JW Marriott San Antonio Hill Country Resort & Spa to Ryman Hospitality Properties, Inc. for $800 million and a portfolio of U.S. logistics to Prologis for $3.1 billion.

▪	Appreciation: Opportunistic funds were flat in the quarter and declined (3.0)% over the LTM; Core+ funds appreciated 1.7% in the quarter and 0.9% over the LTM.

			% Change			% Change

($ in thousands)	2Q’22	2Q’23	vs. 2Q’22	2Q’22 YTD	2Q’23 YTD	vs. 2Q’22 YTD

Management Fees, Net	$658,036	$728,736	11%	$1,277,747	$1,444,227	13%

Fee Related Performance Revenues	265,507	131,299	(51)%	757,024	152,047	(80)%

Fee Related Compensation	(273,893)	(199,006)	(27)%	(618,735)	(336,616)	(46)%

Other Operating Expenses	(88,329)	(71,949)	(19)%	(154,332)	(146,130)	(5)%

Fee Related Earnings	$561,321	$589,080	5%	$1,261,704	$1,113,528	(12)%

Realized Performance Revenues	1,997,720	119,721	(94)%	2,800,636	130,817	(95)%

Realized Performance Compensation	(831,402)	(69,593)	(92)%	(1,121,433)	(72,758)	(94)%

Realized Principal Investment Income (Loss)	29,116	(70)	n/m	83,091	2,154	(97)%

Net Realizations	1,195,434	50,058	(96)%	1,762,294	60,213	(97)%

Segment Distributable Earnings	$1,756,755	$639,138	(64)%	$3,023,998	$1,173,741	(61)%

Segment Revenues	$2,950,379	$979,686	(67)%	$4,918,498	$1,729,245	(65)%

Total AUM	$320,038,428	$333,241,514	4%	$320,038,428	$333,241,514	4%

Fee-Earning AUM	$252,125,870	$287,556,241	14%	$252,125,870	$287,556,241	14%

Blackstone | 10

PRIVATE EQUITY

▪	Total AUM: Increased 7% to $295.3 billion with inflows of $8.5 billion in the quarter and $36.3 billion over the LTM.

–	Inflows in the quarter included $1.1 billion for the ninth flagship private equity fund, $1.6 billion for Tactical Opportunities vehicles, and $713 million in Blackstone Infrastructure Partners.

▪	Capital Deployed: $11.0 billion in the quarter and $28.5 billion over the LTM, including in Copeland, Cvent, and Invenergy during the quarter.

–	Committed an additional $3.1 billion that was not yet deployed in the quarter.

▪	Realizations: $4.1 billion in the quarter and $23.6 billion over the LTM; realizations in the quarter included proceeds from public share sales of Refinitiv and Gates.

▪	Appreciation: Corporate Private Equity appreciated 3.5% in the quarter and 9.7% over the LTM.

–	Tactical Opportunities appreciated 1.8% in the quarter and 2.7% over the LTM; Secondaries appreciated 2.3% in the quarter and declined (1.8)% over the LTM.

			% Change			% Change

($ in thousands)	2Q’22	2Q’23	vs. 2Q’22	2Q’22 YTD	2Q’23 YTD	vs. 2Q’22 YTD

Management and Advisory Fees, Net	$437,853	$491,071	12%	$844,841	$956,155	13%

Fee Related Performance Revenues	-	-	n/a	(648)	-	(100)%

Fee Related Compensation	(152,622)	(155,680)	2%	(303,672)	(317,306)	4%

Other Operating Expenses	(83,233)	(74,403)	(11)%	(150,977)	(151,166)	0%

Fee Related Earnings	$201,998	$260,988	29%	$389,544	$487,683	25%

Realized Performance Revenues	122,884	147,176	20%	573,122	646,498	13%

Realized Performance Compensation	(57,380)	(62,641)	9%	(264,083)	(295,575)	12%

Realized Principal Investment Income	8,904	3,967	(55)%	74,342	36,856	(50)%

Net Realizations	74,408	88,502	19%	383,381	387,779	1%

Segment Distributable Earnings	$276,406	$349,490	26%	$772,925	$875,462	13%

Segment Revenues	$569,641	$642,214	13%	$1,491,657	$1,639,509	10%

Total AUM	$275,886,414	$295,293,356	7%	$275,886,414	$295,293,356	7%

Fee-Earning AUM	$163,521,507	$165,642,235	1%	$163,521,507	$165,642,235	1%

Blackstone | 11

CREDIT & INSURANCE

▪	Total AUM: Increased 11% to $294.6 billion with inflows of $12.3 billion in the quarter and $64.2 billion over the LTM.

–	Inflows in the quarter included $5.7 billion for the global direct lending strategy with $1.8 billion of equity raised for BCRED.

–	July 1 subscriptions of $867 million for BCRED not yet included in Total AUM.

–	Raised $1.3 billion for the private credit green energy strategy in the quarter, bringing total capital raised to $6.9 billion.

–	Closed 1 U.S. CLO for $599 million.

▪	Capital Deployed: $3.8 billion in the quarter and $29.2 billion over the LTM.

▪	Realizations: $5.6 billion in the quarter and $19.6 billion over the LTM.

▪	Returns: Private Credit gross return of 3.3% (2.5% net) and Liquid Credit gross return of 2.8% (2.7% net) in the quarter.

			% Change			% Change

($ in thousands)	2Q’22	2Q’23	vs. 2Q’22	2Q’22 YTD	2Q’23 YTD	vs. 2Q’22 YTD

Management Fees, Net	$312,541	$349,254	12%	$612,764	$683,383	12%

Fee Related Performance Revenues	81,086	135,439	67%	148,282	262,935	77%

Fee Related Compensation	(137,035)	(168,234)	23%	(264,379)	(332,233)	26%

Other Operating Expenses	(63,882)	(81,375)	27%	(121,049)	(155,613)	29%

Fee Related Earnings	$192,710	$235,084	22%	$375,618	$458,472	22%

Realized Performance Revenues	78,973	42,344	(46)%	109,716	167,525	53%

Realized Performance Compensation	(36,109)	(17,571)	(51)%	(49,495)	(74,343)	50%

Realized Principal Investment Income (Loss)	7,019	(19,356)	n/m	29,800	(13,347)	n/m

Net Realizations	49,883	5,417	(89)%	90,021	79,835	(11)%

Segment Distributable Earnings	$242,593	$240,501	(1)%	$465,639	$538,307	16%

Segment Revenues	$479,619	$507,681	6%	$900,562	$1,100,496	22%

Total AUM	$264,829,491	$294,580,360	11%	$264,829,491	$294,580,360	11%

Fee-Earning AUM	$195,548,963	$208,367,109	7%	$195,548,963	$208,367,109	7%

Blackstone | 12

HEDGE FUND SOLUTIONS

▪	Total AUM: $78.2 billion with inflows of $1.4 billion in the quarter and $8.6 billion over the LTM.

–	July 1 subscriptions of $623 million not yet included in Total AUM.

▪	Realizations: $2.0 billion in the quarter and $3.5 billion over the LTM, including realizations in the GP Stakes and Special Situations portfolios.

▪	Returns: BPS Composite gross return of 1.9% in the quarter (1.8% net), outperforming the HFRX Global Hedge Fund Index, which was 0.6%.

–	Gross returns of 6.2% over the LTM (5.3% net), with significantly less volatility than the broader markets, compared to 1.3% return for the HFRX Global Hedge Fund Index.

			% Change			% Change

($ in thousands)	2Q’22	2Q’23	vs. 2Q’22	2Q’22 YTD	2Q’23 YTD	vs. 2Q’22 YTD

Management Fees, Net	$148,487	$134,125	(10)%	$294,933	$271,808	(8)%

Fee Related Compensation	(57,863)	(45,888)	(21)%	(105,098)	(91,624)	(13)%

Other Operating Expenses	(26,066)	(29,639)	14%	(49,250)	(56,105)	14%

Fee Related Earnings	$64,558	$58,598	(9)%	$140,585	$124,079	(12)%

Realized Performance Revenues	7,197	79,182	n/m	36,110	85,109	136%

Realized Performance Compensation	(2,083)	(28,565)	n/m	(11,083)	(31,718)	186%

Realized Principal Investment Income (Loss)	(1,530)	7,998	n/m	13,371	10,567	(21)%

Net Realizations	3,584	58,615	n/m	38,398	63,958	67%

Segment Distributable Earnings	$68,142	$117,213	72%	$178,983	$188,037	5%

Segment Revenues	$154,154	$221,305	44%	$344,414	$367,484	7%

Total AUM	$80,051,408	$78,240,729	(2)%	$80,051,408	$78,240,729	(2)%

Fee-Earning AUM	$72,629,621	$69,579,480	(4)%	$72,629,621	$69,579,480	(4)%

Blackstone | 13

Supplemental Details

Blackstone | 14

TOTAL SEGMENTS

($ in thousands)	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23	2Q’22 YTD	2Q’23 YTD

Base Management Fees	$1,496,876	$1,528,561	$1,580,452	$1,619,547	$1,620,609	$2,936,025	$3,240,156

Transaction, Advisory and Other Fees, Net	85,092	89,865	71,151	45,710	92,735	149,101	138,445

Management Fee Offsets	(25,051)	(6,856)	(10,512)	(12,870)	(10,158)	(54,841)	(23,028)

Total Management and Advisory Fees, Net	1,556,917	1,611,570	1,641,091	1,652,387	1,703,186	3,030,285	3,355,573

Fee Related Performance Revenues	346,593	372,131	172,708	148,244	266,738	904,658	414,982

Fee Related Compensation	(621,413)	(558,268)	(480,623)	(508,971)	(568,808)	(1,291,884)	(1,077,779)

Other Operating Expenses	(261,510)	(246,134)	(267,281)	(251,648)	(257,366)	(475,608)	(509,014)

Fee Related Earnings	$1,020,587	$1,179,299	$1,065,895	$1,040,012	$1,143,750	$2,167,451	$2,183,762

Realized Performance Revenues	2,206,774	469,009	472,745	641,526	388,423	3,519,584	1,029,949

Realized Performance Compensation	(926,974)	(206,224)	(161,779)	(296,024)	(178,370)	(1,446,094)	(474,394)

Realized Principal Investment Income (Loss)	43,509	139,765	55,887	43,691	(7,461)	200,604	36,230

Total Net Realizations	$1,323,309	$402,550	$366,853	$389,193	$202,592	$2,274,094	$591,785

Total Segment Distributable Earnings	$2,343,896	$1,581,849	$1,432,748	$1,429,205	$1,346,342	$4,441,545	$2,775,547

Distributable Earnings	$1,985,825	$1,374,869	$1,334,206	$1,249,092	$1,212,072	$3,923,705	$2,461,164

Additional Metrics:

Total Segment Revenues	$4,153,793	$2,592,475	$2,342,431	$2,485,848	$2,350,886	$7,655,131	$4,836,734

Total Assets Under Management	$940,805,741	$950,946,514	$974,673,077	$991,293,596	$1,001,355,959	$940,805,741	$1,001,355,959

Fee-Earning Assets Under Management	$683,825,961	$705,865,351	$718,386,888	$731,973,409	$731,145,065	$683,825,961	$731,145,065

Blackstone | 15

ASSETS UNDER MANAGEMENT – ROLLFORWARD

Total AUM Rollforward

($ in millions)

	Three Months Ended June 30, 2023					Twelve Months Ended June 30, 2023

	Real Estate	Private Equity	Credit & Insurance	Hedge Fund Solutions	Total	Real Estate	Private Equity	Credit & Insurance	Hedge Fund Solutions	Total
Beginning Balance	$331,797	$287,048	$ 291,269	$ 81,179	$991,294	$320,038	$275,886	$ 264,829	$ 80,051	$940,806
Inflows	7,891	8,539	12,303	1,382	30,115	49,215	36,328	64,215	8,623	158,381
Outflows	(3,898)	(525)	(5,613)	(2,859)	(12,895)	(15,366)	(3,170)	(23,142)	(9,733)	(51,411)
Net Flows	3,993	8,014	6,690	(1,477)	17,220	33,848	33,158	41,073	(1,110)	106,969
Realizations	(5,543)	(4,075)	(5,601)	(1,959)	(17,178)	(17,643)	(23,627)	(19,591)	(3,492)	(64,352)
Market Activity	2,994	4,306	2,222	498	10,021	(3,002)	9,875	8,269	2,791	17,933
Ending Balance	$333,242	$295,293	$ 294,580	$ 78,241	$1,001,356	$333,242	$295,293	$ 294,580	$ 78,241	$1,001,356
% Change	0%	3%	1%	(4)%	1%	4%	7%	11%	(2)%	6%

Fee-Earning AUM Rollforward

($ in millions)

	Three Months Ended June 30, 2023					Twelve Months Ended June 30, 2023

	Real Estate	Private Equity	Credit & Insurance	Hedge Fund Solutions	Total	Real Estate	Private Equity	Credit & Insurance	Hedge Fund Solutions	Total
Beginning Balance	$287,497	$165,344	$ 206,623	$ 72,510	$731,973	$252,126	$163,522	$ 195,549	$ 72,630	$683,826
Inflows	7,115	1,386	8,359	1,130	17,990	73,893	12,094	38,863	7,584	132,434
Outflows	(3,832)	(121)	(4,238)	(2,812)	(11,004)	(19,928)	(3,149)	(20,731)	(10,106)	(53,915)
Net Flows	3,282	1,265	4,121	(1,683)	6,986	53,965	8,945	18,132	(2,522)	78,519
Realizations	(5,458)	(1,593)	(3,496)	(1,818)	(12,366)	(18,409)	(7,996)	(10,112)	(3,307)	(39,824)
Market Activity	2,235	627	1,119	571	4,551	(125)	1,172	4,798	2,779	8,625
Ending Balance	$287,556	$165,642	$ 208,367	$ 69,579	$731,145	$287,556	$165,642	$ 208,367	$ 69,579	$731,145
% Change	0%	0%	1%	(4)%	(0)%	14%	1%	7%	(4)%	7%

Inflows include contributions, capital raised, other increases in available capital (recallable capital and increased side-by-side commitments), purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and decreases in available capital (expired capital, expense drawdowns and decreased side-by-side commitments).
Realizations represent realization proceeds from the disposition or other monetization of assets, current income or capital returned to investors from CLOs. Market Activity includes realized and unrealized gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.

Blackstone | 16

DECONSOLIDATED BALANCE SHEET HIGHLIGHTS

▪	At June 30, 2023, Blackstone had $8.3 billion in total cash, cash equivalents, corporate treasury, and other investments and $17.1 billion of cash and net investments, or $14.02 per share.

▪	Blackstone has a $4.1 billion undrawn credit revolver and maintains A+/A+ ratings.

($ in millions)	2Q’23

Cash and Cash Equivalents	$3,280

Corporate Treasury and Other Investments	4,988

GP/Fund Investments	2,361

Net Accrued Performance Revenues	6,469

Cash and Net Investments	$17,099

Outstanding Debt (at par)	10,722

Cash and Net Investments

(per share)

A+ / A+

rated by S&P and Fitch

$4.1B

credit revolver with

June 2027 maturity

$8.3B

total cash, corporate

treasury and other

Balance Sheet Highlights exclude the consolidated Blackstone Funds. Other Investments was $3.7 billion as of June 30, 2023, which was comprised of $3.4 billion of liquid investments and $383 million of illiquid investments. See notes on pages 31 and 34 for additional details on non-GAAP balance sheet measures.

Blackstone | 17

NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL

($ in millions, except per share data)	2Q’22	1Q’23	2Q’23	2Q’23
				Per Share

Real Estate

BREP IV	$7	$6	$6	$0.01

BREP V	3	4	4	0.00

BREP VI	32	19	17	0.01

BREP VII	164	86	60	0.05

BREP VIII	841	717	707	0.58

BREP IX	1,015	1,015	987	0.81

BREP Europe IV	83	43	36	0.03

BREP Europe V	120	28	19	0.02

BREP Europe VI	80	68	90	0.07

BREP Asia I	114	104	89	0.07

BREP Asia II	153	37	-	-

BPP	755	518	512	0.42

BREDS	15	6	12	0.01

BTAS	111	22	17	0.01

Real Estate	$3,491	$2,672	$2,556	$2.10

Private Equity

BCP IV	8	6	6	$0.01

BCP V	3	31	41	0.03

BCP VI	407	407	411	0.34

BCP VII	975	854	900	0.74

BCP VIII	235	276	297	0.24

BCP Asia I	195	95	94	0.08

BEP I	27	26	29	0.02

BEP II	-	2	73	0.06

BEP III	76	158	202	0.17

BCEP	224	213	205	0.17

Tactical Opportunities	311	223	236	0.19

Secondaries	629	511	527	0.43

Infrastructure	67	158	189	0.15

Life Sciences	24	29	24	0.02

BTAS/Other	228	172	169	0.14

Private Equity	$3,408	$3,161	$3,402	$2.79

Credit & Insurance	$271	$239	$247	$0.20

Hedge Fund Solutions	$305	$300	$265	$0.22

Net Accrued Performance Revenues	$7,476	$6,372	$6,469	$5.31

2Q’23 QoQ Rollforward

($ in millions)

		Net	Net
		Performance	Realized
	1Q’23	Revenues	Distributions	2Q’23

Real Estate	$2,672	$30	$(146)	$2,556

Private Equity	3,161	325	(85)	3,402

Credit & Insurance	239	112	(104)	247

HFS	300	15	(51)	265

Total	$6,372	$482	$(385)	$6,469

QoQ Change				2%

2Q’23 LTM Rollforward

($ in millions)

		Net	Net
		Performance	Realized
	2Q’22	Revenues	Distributions	2Q’23

Real Estate	$3,491	$(425)	$(510)	$2,556

Private Equity	3,408	682	(689)	3,402

Credit & Insurance	271	382	(406)	247

HFS	305	87	(128)	265

Total	$7,476	$726	$(1,732)	$6,469

YoY Change				(13)%

Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and excludes Performance Revenues realized but not yet distributed as of the reporting date and clawback amounts, if any, which are disclosed in the 10-K/Q. Real Estate and Private Equity include co-investments, as applicable. Per

Share calculations are based on end of period DE Shares Outstanding (see page 24, Share Summary).

Blackstone | 18

INVESTMENT RECORDS AS OF JUNE 30, 2023(a)

($/€ in thousands, except where noted)	Committed	Available	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)

Fund (Investment Period Beginning Date / Ending Date)	Capital	Capital (b)	Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Real Estate
Pre-BREP	$140,714	$-	$-	n/a	$345,190	2.5x	$345,190	2.5x	33%	33%
BREP I (Sep 1994 / Oct 1996)	380,708	-	-	n/a	1,327,708	2.8x	1,327,708	2.8x	40%	40%
BREP II (Oct 1996 / Mar 1999)	1,198,339	-	-	n/a	2,531,614	2.1x	2,531,614	2.1x	19%	19%
BREP III (Apr 1999 / Apr 2003)	1,522,708	-	-	n/a	3,330,406	2.4x	3,330,406	2.4x	21%	21%
BREP IV (Apr 2003 / Dec 2005)	2,198,694	-	19,634	n/a	4,641,310	1.7x	4,660,944	1.7x	12%	12%
BREP V (Dec 2005 / Feb 2007)	5,539,418	-	5,571	n/a	13,463,448	2.3x	13,469,019	2.3x	11%	11%
BREP VI (Feb 2007 / Aug 2011)	11,060,444	550,934	176,574	2.1x	27,544,722	2.5x	27,721,296	2.5x	13%	13%
BREP VII (Aug 2011 / Apr 2015)	13,501,324	1,440,313	2,565,307	0.7x	28,208,993	2.4x	30,774,300	2.0x	22%	14%
BREP VIII (Apr 2015 / Jun 2019)	16,596,674	2,221,028	13,808,278	1.5x	21,623,193	2.5x	35,431,471	2.0x	28%	16%
BREP IX (Jun 2019 / Aug 2022)	21,320,164	3,875,365	26,541,115	1.5x	8,433,953	2.2x	34,975,068	1.6x	61%	24%
*BREP X (Aug 2022 / Feb 2028)	30,498,731	28,904,123	1,693,146	1.1x	-	n/a	1,693,146	1.1x	n/a	n/m
Total Global BREP	$103,957,918	$36,991,763	$44,809,625	1.4x	$111,450,537	2.4x	$156,260,162	2.0x	18%	16%
BREP Int’l (Jan 2001 / Sep 2005)	€824,172	€-	€-	n/a	€1,373,170	2.1x	€1,373,170	2.1x	23%	23%
BREP Int’l II (Sep 2005 / Jun 2008) (e)	1,629,748	-	-	n/a	2,583,032	1.8x	2,583,032	1.8x	8%	8%
BREP Europe III (Jun 2008 / Sep 2013)	3,205,420	394,520	196,294	0.4x	5,853,092	2.4x	6,049,386	2.0x	18%	13%
BREP Europe IV (Sep 2013 / Dec 2016)	6,674,949	1,288,693	1,356,843	1.0x	9,936,953	1.9x	11,293,796	1.7x	19%	13%
BREP Europe V (Dec 2016 / Oct 2019)	7,968,437	1,303,840	4,981,282	1.0x	6,694,372	3.9x	11,675,654	1.7x	42%	11%
*BREP Europe VI (Oct 2019 / Apr 2025)	10,051,420	4,035,328	7,158,889	1.2x	3,424,218	2.6x	10,583,107	1.4x	72%	19%
Total BREP Europe	€30,354,146	€7,022,381	€13,693,308	1.1x	€29,864,837	2.3x	€43,558,145	1.7x	17%	12%
BREP Asia I (Jun 2013 / Dec 2017)	$4,262,075	$897,915	$1,751,714	1.4x	$6,801,153	2.0x	$8,552,867	1.8x	17%	12%
BREP Asia II (Dec 2017 / Mar 2022)	7,347,370	1,470,961	6,708,407	1.2x	1,594,864	1.9x	8,303,271	1.3x	32%	7%
*BREP Asia III (Mar 2022 / Sep 2027)	8,221,870	7,194,247	999,298	1.0x	-	n/a	999,298	1.0x	n/a	(20)%
Total BREP Asia	$19,831,315	$9,563,123	$9,459,419	1.2x	$8,396,017	2.0x	$17,855,436	1.5x	18%	10%
BREP Co-Investment (f)	7,298,869	32,106	1,031,360	2.2x	15,118,484	2.2x	16,149,844	2.2x	16%	16%
Total BREP	$167,230,303	$54,247,707	$70,825,555	1.3x	$171,475,110	2.3x	$242,300,665	1.9x	17%	15%
*BREDS High-Yield (Various) (g)	23,678,637	7,739,343	6,032,576	1.0x	17,805,349	1.3x	23,837,925	1.2x	10%	9%

Private Equity
Corporate Private Equity
BCP I (Oct 1987 / Oct 1993)	$859,081	$-	$-	n/a	$1,741,738	2.6x	$1,741,738	2.6x	19%	19%
BCP II (Oct 1993 / Aug 1997)	1,361,100	-	-	n/a	3,268,627	2.5x	3,268,627	2.5x	32%	32%
BCP III (Aug 1997 / Nov 2002)	3,967,422	-	-	n/a	9,228,707	2.3x	9,228,707	2.3x	14%	14%
BCOM (Jun 2000 / Jun 2006)	2,137,330	24,575	16,329	n/a	2,981,999	1.4x	2,998,328	1.4x	6%	6%
BCP IV (Nov 2002 / Dec 2005)	6,773,182	195,824	28,708	n/a	21,694,051	2.9x	21,722,759	2.9x	36%	36%
BCP V (Dec 2005 / Jan 2011)	21,009,112	1,035,259	172,185	11.7x	38,675,419	1.9x	38,847,604	1.9x	8%	8%
BCP VI (Jan 2011 / May 2016)	15,195,539	1,341,322	6,011,206	1.9x	26,696,258	2.3x	32,707,464	2.2x	15%	13%
BCP VII (May 2016 / Feb 2020)	18,857,492	1,694,290	20,243,357	1.6x	14,110,945	2.6x	34,354,302	1.9x	33%	14%
*BCP VIII (Feb 2020 / Feb 2026)	25,651,776	11,257,684	18,946,828	1.3x	1,179,311	2.4x	20,126,139	1.3x	n/m	13%
BCP IX (TBD)	16,623,978	16,623,978	-	n/a	-	n/a	-	n/a	n/a	n/a
Energy I (Aug 2011 / Feb 2015)	2,441,558	174,492	516,882	1.6x	4,166,580	2.0x	4,683,462	2.0x	12%	12%
Energy II (Feb 2015 / Feb 2020)	4,628,506	867,080	4,391,172	1.7x	3,153,521	1.5x	7,544,693	1.6x	9%	8%
*Energy III (Feb 2020 / Feb 2026)	4,367,658	2,312,829	4,032,943	2.1x	1,076,572	2.3x	5,109,515	2.2x	63%	43%
Energy IV (TBD)	2,054,592	2,054,592	-	n/a	-	n/a	-	n/a	n/a	n/a
BCP Asia I (Dec 2017 / Sep 2021)	2,438,028	418,459	2,785,974	1.5x	1,787,587	4.9x	4,573,561	2.1x	96%	27%
*BCP Asia II (Sep 2021 / Sep 2027)	6,656,115	5,853,941	901,216	1.4x	25	n/a	901,241	1.4x	n/a	n/m
Core Private Equity I (Jan 2017 / Mar 2021) (h)	4,761,605	1,161,678	7,265,690	1.9x	2,423,556	4.4x	9,689,246	2.2x	56%	19%
*Core Private Equity II (Mar 2021 / Mar 2026) (h)	8,205,237	5,752,381	2,861,516	1.2x	59,581	n/a	2,921,097	1.2x	n/a	9%
Total Corporate Private Equity	$147,989,311	$50,768,384	$68,174,006	1.6x	$132,244,477	2.2x	$200,418,483	1.9x	16%	15%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BREP – Blackstone Real Estate Partners, BREDS – Blackstone Real Estate Debt Strategies, BCP –

Blackstone Capital Partners, BCOM – Blackstone Communications.

* Represents funds that are currently in their investment period.

Blackstone | 19

INVESTMENT RECORDS AS OF JUNE 30, 2023(a) – (CONT’D)

($/€ in thousands, except where noted)	Committed	Available	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)

Fund (Investment Period Beginning Date / Ending Date)	Capital	Capital (b)	Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Private Equity (continued)

Tactical Opportunities

*Tactical Opportunities (Various)	$29,677,795	$15,841,153	$11,013,035	1.2x	$22,324,457	1.9x	$33,337,492	1.6x	16%	11%

*Tactical Opportunities Co-Investment and Other (Various)	9,880,601	1,362,882	4,623,047	1.7x	8,764,203	1.6x	13,387,250	1.6x	18%	17%

Total Tactical Opportunities	$39,558,396	$17,204,035	$15,636,082	1.3x	$31,088,660	1.8x	$46,724,742	1.6x	17%	12%

Growth

*BXG I (Jul 2020 / Jul 2025)	5,056,267	1,204,757	3,597,195	1.0x	406,582	3.2x	4,003,777	1.1x	n/m	(2)%

BXG II (TBD)	4,057,253	4,057,253	-	n/a	-	n/a	-	n/a	n/a	n/a

Total Growth	$9,113,520	$5,262,010	$3,597,195	1.0x	$406,582	3.2x	$4,003,777	1.1x	n/m	(2)%

Strategic Partners (Secondaries)

Strategic Partners I-V (Various) (i)	11,035,527	628,775	342,849	n/a	16,541,714	n/a	16,884,563	1.7x	n/a	13%

Strategic Partners VI (Apr 2014 / Apr 2016) (i)	4,362,772	874,051	972,992	n/a	4,085,158	n/a	5,058,150	1.7x	n/a	14%

Strategic Partners VII (May 2016 / Mar 2019) (i)	7,489,970	1,705,043	4,300,584	n/a	6,260,527	n/a	10,561,111	2.0x	n/a	19%

Strategic Partners Real Assets II (May 2017 / Jun 2020) (i)	1,749,807	477,595	1,207,811	n/a	1,100,472	n/a	2,308,283	1.7x	n/a	17%

Strategic Partners VIII (Mar 2019 / Oct 2021) (i)	10,763,600	4,576,451	8,407,392	n/a	5,894,590	n/a	14,301,982	1.8x	n/a	35%

*Strategic Partners Real Estate, SMA and Other (Various) (i)	6,061,738	1,974,271	2,023,763	n/a	2,009,060	n/a	4,032,823	1.7x	n/a	17%

*Strategic Partners Infrastructure III (Jun 2020 / Jul 2024) (i)	3,250,100	1,310,498	1,365,189	n/a	239,153	n/a	1,604,342	1.5x	n/a	40%

*Strategic Partners IX (Oct 2021 / Jan 2027) (i)	19,492,126	12,287,157	4,340,449	n/a	538,872	n/a	4,879,321	1.2x	n/a	32%

*Strategic Partners GP Solutions (Jun 2021 / Dec 2026) (i)	2,045,211	1,013,668	659,731	n/a	-	n/a	659,731	1.2x	n/a	7%

Total Strategic Partners (Secondaries)	$66,250,851	$24,847,509	$23,620,760	n/a	$36,669,546	n/a	$60,290,306	1.7x	n/a	15%

Life Sciences

Clarus IV (Jan 2018 / Jan 2020)	910,000	95,412	878,772	1.5x	299,296	2.0x	1,178,068	1.6x	24%	11%

*BXLS V (Jan 2020 / Jan 2025)	4,910,605	3,253,897	1,797,158	1.3x	96,352	1.1x	1,893,510	1.3x	n/m	3%

Credit

Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)	$2,000,000	$97,114	$-	n/a	$4,809,097	1.6x	$4,809,097	1.6x	n/a	17%

Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)	4,120,000	993,248	155,137	0.2x	6,588,424	1.6x	6,743,561	1.4x	n/a	10%

Mezzanine / Opportunistic III (Sep 2016 / Jan 2021)	6,639,133	905,741	2,549,757	1.0x	7,263,532	1.6x	9,813,289	1.4x	n/a	10%

*Mezzanine / Opportunistic IV (Jan 2021 / Jan 2026)	5,016,771	3,271,137	2,561,989	1.1x	499,780	1.7x	3,061,769	1.1x	n/a	10%

Stressed / Distressed I (Sep 2009 / May 2013)	3,253,143	-	-	n/a	5,777,098	1.3x	5,777,098	1.3x	n/a	9%

Stressed / Distressed II (Jun 2013 / Jun 2018)	5,125,000	547,430	270,251	0.4x	5,311,039	1.2x	5,581,290	1.1x	n/a	1%

Stressed / Distressed III (Dec 2017 / Dec 2022)	7,356,380	1,979,950	3,158,178	1.0x	3,208,190	1.4x	6,366,368	1.1x	n/a	7%

Energy I (Nov 2015 / Nov 2018)	2,856,867	1,134,904	482,636	0.7x	3,001,007	1.8x	3,483,643	1.5x	n/a	10%

Energy II (Feb 2019 / Jun 2023)	3,616,081	1,599,068	2,085,432	1.1x	1,387,127	1.7x	3,472,559	1.2x	n/a	19%

*Green Energy III (May 2023 / May 2028)	5,940,534	5,895,199	46,650	1.0x	-	n/a	46,650	1.0x	n/a	n/m

European Senior Debt I (Feb 2015 / Feb 2019)	€1,964,689	€282,061	€632,260	0.7x	€2,561,141	1.4x	€3,193,401	1.2x	n/a	2%

European Senior Debt II (Jun 2019 / Jun 2023)	€4,088,344	€1,005,305	€4,258,397	1.0x	€1,765,451	1.9x	€6,023,848	1.2x	n/a	10%

Total Credit Drawdown Funds (j)	$52,829,568	$17,828,307	$16,645,736	0.9x	$42,850,566	1.5x	$59,496,302	1.3x	n/a	10%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BXG – Blackstone Growth. BXLS – Blackstone Life Sciences.

* Represents funds that are currently in their investment period.

Blackstone | 20

INVESTMENT RECORDS AS OF JUNE 30, 2023 (a) – (CONT’D)

 Selected Perpetual Capital Strategies(k)

($ in thousands, except where noted)	Investment	Total	Total Net

Strategy (Inception Year)	Strategy	AUM	Return (l)
Real Estate
BPP - Blackstone Property Partners Platform (2013) (m)	Core+ Real Estate	$71,011,944	9%
BREIT - Blackstone Real Estate Income Trust (2017) (n)	Core+ Real Estate	67,775,564	11%
BREIT - Class I (o)	Core+ Real Estate		12%
BXMT - Blackstone Mortgage Trust (2013) (p)	Real Estate Debt	6,170,531	6%
Private Equity
BIP - Blackstone Infrastructure Partners (2019) (q)	Infrastructure	29,117,203	14%
Credit
BXSL - Blackstone Secured Lending Fund (2018) (r)	U.S. Direct Lending	10,905,781	10%
BCRED - Blackstone Private Credit Fund (2021) (s)	U.S. Direct Lending	58,949,896	9%
BCRED - Class I (t)	U.S. Direct Lending		9%
Hedge Fund Solutions
BSCH - Blackstone Strategic Capital Holdings (2014) (u)	GP Stakes	9,093,463	11%

Investment Records as of June 30, 2023—Notes

(a)	Excludes investment vehicles where Blackstone does not earn fees.
(b)

Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.

(c)	Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.
(d)

Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2023 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning Date.

(e)

The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International II performance reflects a 7% Realized Net IRR and a 7% Total Net IRR.

(f)

BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.

(g)	BREDS High-Yield represents the flagship real estate debt drawdown funds only.
(h)	Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.
(i)

Effective June 30, 2023, Unrealized Investment Value, Realized Investment Value, Total Investment Value, Total MOIC and Total Net IRRs are all reported on a three-month lag, reflect Strategic Partners’ fund financial performance as of the prior quarter and therefore do not include the impact of economic and market activities in the current quarter. Previously, such metrics were calculated from results based on a three-month lag and only incorporated investor cash flow information from the current quarter, given that current quarter valuation information was not available. We believe the updated presentation is more reflective of the Strategic Partners’ investor experience. Committed Capital and Available Capital are presented as of the current quarter. Realizations are treated as returns of capital until fully recovered and therefore Unrealized and Realized MOICs and Realized Net IRRs are not applicable. Effective June 30, 2023, Strategic Partners I-V and Strategic Partners Real Estate, SMA and Other exclude investment vehicles where Blackstone does not earn fees, which were previously included.

(j)	Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.
(k)

Represents the performance for select Perpetual Capital Strategies; strategies excluded consist primarily of (1) investment strategies that have been investing for less than one year, (2) perpetual capital assets managed for certain insurance clients, and (3) investment vehicles where Blackstone does not earn fees.

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time
since initial investment. n/a represents “not applicable”. Notes continue on page 22.	Blackstone | 21

INVESTMENT RECORDS AS OF JUNE 30, 2023(a) – (CONT’D)

(l)

Unless otherwise indicated, Total Net Return represents the annualized inception to June 30, 2023 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of investor cash flows. Initial inception date of cash flows occurred during the Inception Year.

(m)

BPP represents the aggregate Total AUM and Total Net Return of the BPP Platform, which comprises over 30 funds, co-investment and separately managed account vehicles. It includes certain vehicles managed as part of the BPP Platform but not classified as Perpetual Capital. As of June 30, 2023, these vehicles represented
$2.9 billion of Total AUM.

(n)

The BREIT Total Net Return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 1, 2017.

(o)

Represents the Total Net Return for BREIT’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. Class I Total Net Return is presented on an annualized basis and is from January 1, 2017.

(p)	The BXMT Total Net Return reflects annualized market return of a shareholder invested in BXMT since inception, May 22, 2013, assuming reinvestment of all dividends received during the period.
(q)	Including co-investment vehicles, BIP Total AUM is $37.0 billion.
(r)

The BXSL Total AUM and Total Net Return are presented as of March 31, 2023. BXSL Total Net Return reflects the change in NAV per share, plus distributions per share
(assuming dividends and distributions are reinvested in accordance with BXSL’s dividend reinvestment plan) divided by the beginning NAV per share. Total Net Returns are presented on an annualized basis and are from November 20, 2018.

(s)

The BCRED Total Net Return reflects a per share blended return, assuming BCRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 7, 2021. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. BCRED net asset value as of June 30, 2023 was $23.8 billion.

(t)

Represents the Total Net Return for BCRED’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. Class I Total Net Return is presented on an annualized basis and is from January 7, 2021.

(u)

BSCH represents the aggregate Total AUM and Total Net Return of BSCH I and BSCH II funds that invest as part of the GP Stakes strategy, which targets minority investments in the general partners of private equity and other private-market alternative asset management firms globally. Including co-investment vehicles that do not pay fees, BSCH Total AUM is $10.0 billion.

Blackstone | 22

SHAREHOLDER DIVIDENDS

▪	Generated $0.93 of Distributable Earnings per common share during the quarter, bringing the YTD amount to $1.90 per common share.

▪	Blackstone declared a quarterly dividend of $0.79 per common share to record holders as of July 31, 2023; payable on August 7, 2023.

						% Change			% Change

($ in thousands, except per share data)	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23	vs. 2Q’22	2Q’22 YTD	2Q’23 YTD	vs. 2Q’22 YTD

Distributable Earnings	$1,985,825	$1,374,869	$1,334,206	$1,249,092	$1,212,072	(39)%	$3,923,705	$2,461,164	(37)%

Add: Other Payables Attributable to Common Shareholders	298,570	145,137	67,528	131,300	129,187	(57)%	413,736	260,487	(37)%

DE Before Certain Payables	2,284,395	1,520,006	1,401,734	1,380,392	1,341,259	(41)%	4,337,441	2,721,651	(37)%

Percent to Common Shareholders	61%	61%	62%	62%	62%		61%	62%

DE Before Certain Payables Attributable to Common Shareholders	1,402,640	934,240	862,892	852,166	833,992	(41)%	2,657,343	1,686,158	(37)%

Less: Other Payables Attributable to Common Shareholders	(298,570)	(145,137)	(67,528)	(131,300)	(129,187)	(57)%	(413,736)	(260,487)	(37)%

DE Attributable to Common Shareholders	1,104,070	789,103	795,364	720,866	704,805	(36)%	2,243,607	1,425,671	(36)%

DE per Common Share	$1.49	$1.06	$1.07	$0.97	$0.93	(38)%	$3.04	$1.90	(38)%

Less: Retained Capital per Common Share	$(0.22)	$(0.16)	$(0.16)	$(0.15)	$(0.14)	(36)%	$(0.45)	$(0.29)	(36)%

Actual Dividend per Common Share	$1.27	$0.90	$0.91	$0.82	$0.79	(38)%	$2.59	$1.61	(38)%

Record Date					Jul 31, 2023

Payable Date					Aug 7, 2023

A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 36-38, Definitions and Dividend Policy. See additional notes on page 35.	Blackstone | 23

SHARE SUMMARY

▪	Distributable Earnings Shares Outstanding as of quarter end of 1.219 billion shares.

–	Repurchased 1.0 million common shares in the quarter and 4.0 million common shares over the LTM.

–	Available authorization remaining was $932 million at June 30, 2023.

	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23

Participating Common Shares	742,187,838	741,552,385	742,653,758	745,916,828	758,148,528

Participating Partnership Units	466,568,377	464,951,386	463,758,383	462,366,799	461,135,682

Distributable Earnings Shares Outstanding	1,208,756,215	1,206,503,771	1,206,412,141	1,208,283,627	1,219,284,210

Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.	Blackstone | 24

Reconciliations and

Disclosures

Blackstone | 25

BLACKSTONE’S SECOND QUARTER 2023 GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share data) (unaudited)	2Q’22	2Q’23	2Q’22 YTD	2Q’23 YTD	2Q’22 LTM	2Q’23 LTM
Revenues
Management and Advisory Fees, Net	$1,561,187	$1,709,370	$3,037,123	$3,367,685	$5,817,466	$6,633,877
Incentive Fees	99,598	153,077	204,087	295,953	388,747	616,993
Investment Income (Loss)
Performance Allocations
Realized	2,453,769	502,084	4,220,155	1,148,978	8,530,620	2,310,463
Unrealized	(3,467,668)	114,395	(2,174,618)	(644,817)	1,338,961	(1,905,255)
Principal Investments
Realized	265,161	54,835	550,265	162,893	1,046,989	462,955
Unrealized	(500,490)	164,089	(426,529)	(327,328)	61,522	(1,464,648)
Total Investment Income (Loss)	(1,249,228)	835,403	2,169,273	339,726	10,978,092	(596,485)
Interest and Dividend Revenue	62,075	148,505	116,560	238,990	214,774	394,042
Other	155,588	(31,664)	228,457	(45,818)	343,343	(89,718)
Total Revenues	$629,220	$2,814,691	$5,755,500	$4,196,536	$17,742,422	$6,958,709
Expenses
Compensation and Benefits
Compensation	686,012	737,017	1,342,517	1,453,302	2,454,748	2,680,565
Incentive Fee Compensation	45,363	64,227	86,382	127,508	156,738	249,124
Performance Allocations Compensation
Realized	1,035,916	205,196	1,753,517	501,990	3,505,060	973,737
Unrealized	(1,386,543)	54,155	(914,259)	(259,094)	663,601	(815,423)
Total Compensation and Benefits	380,748	1,060,595	2,268,157	1,823,706	6,780,147	3,088,003
General, Administrative and Other	289,288	275,034	529,962	548,428	1,057,630	1,111,137
Interest Expense	69,642	108,096	136,389	212,537	245,352	393,373
Fund Expenses	4,435	31,585	6,627	79,984	10,846	104,032
Total Expenses	$744,113	$1,475,310	$2,941,135	$2,664,655	$8,093,975	$4,696,545
Other Income (Loss)
Change in Tax Receivable Agreement Liability	(13)	7,095	748	1,887	(4,529)	23,422
Net Gains (Losses) from Fund Investment Activities	(104,326)	80,500	(53,450)	151,564	160,705	99,872
Income Before Provision (Benefit) for Taxes	$(219,232)	$1,426,976	$2,761,663	$1,685,332	$9,804,623	$2,385,458
Provision for Taxes	36,514	223,269	519,795	270,944	1,416,393	224,029
Net Income (Loss)	$(255,746)	$1,203,707	$2,241,868	$1,414,388	$8,388,230	$2,161,429
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	25,875	17,688	30,927	10,988	35,401	(162,829)
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	(216,707)	89,436	(332)	164,305	806,608	272,403
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	(35,521)	495,309	1,023,792	552,009	3,558,367	804,619
Net Income (Loss) Attributable to Blackstone Inc. (‘‘BX’’)	$(29,393)	$601,274	$1,187,481	$687,086	$3,987,854	$1,247,236
Net Income (Loss) Per Share of Common Stock, Basic	$(0.04)	$0.79	$1.61	$0.91	$5.45	$1.67
Net Income (Loss) Per Share of Common Stock, Diluted	$(0.04)	$0.79	$1.61	$0.91	$5.45	$1.67

Blackstone | 26

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	QTD					YTD		LTM

($ in thousands)	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23	2Q’22	2Q’23	2Q’22	2Q’23

Net Income (Loss) Attributable to Blackstone Inc.	$(29,393)	$2,296	$557,854	$85,812	$601,274	$1,187,481	$687,086	$3,987,854	$1,247,236

Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	(35,521)	37,724	214,886	56,700	495,309	1,023,792	552,009	3,558,367	804,619

Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	(216,707)	(62,093)	170,191	74,869	89,436	(332)	164,305	806,608	272,403

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	25,875	25,773	(199,590)	(6,700)	17,688	30,927	10,988	35,401	(162,829)

Net Income (Loss)	$(255,746)	$3,700	$743,341	$210,681	$1,203,707	$2,241,868	$1,414,388	$8,388,230	$2,161,429

Provision (Benefit) for Taxes	36,514	94,231	(141,146)	47,675	223,269	519,795	270,944	1,416,393	224,029

Income (Loss) Before Provision (Benefit) for Taxes	$(219,232)	$97,931	$602,195	$258,356	$1,426,976	$2,761,663	$1,685,332	$9,804,623	$2,385,458

Transaction-Related Charges (a)	25,141	9,247	(2,588)	8,621	2,228	50,474	10,849	131,091	17,508

Amortization of Intangibles (b)	17,044	13,238	13,155	11,341	7,412	34,088	18,753	68,176	45,146

Impact of Consolidation (c)	190,832	36,320	29,399	(68,169)	(107,124)	(30,595)	(175,293)	(842,009)	(109,574)

Unrealized Performance Revenues (d)	3,467,668	771,637	490,723	759,316	(114,379)	2,174,618	644,937	(1,338,961)	1,907,297

Unrealized Performance Allocations Compensation (e)	(1,386,543)	(359,590)	(196,739)	(313,249)	54,155	(914,259)	(259,094)	663,601	(815,423)

Unrealized Principal Investment (Income) Loss (f)	203,288	996,105	62,894	479,120	(160,702)	176,530	318,418	25,355	1,377,417

Other Revenues (g)	(155,704)	(198,546)	243,315	14,180	31,718	(228,523)	45,898	(343,265)	90,667

Equity-Based Compensation (h)	195,644	190,197	194,704	268,134	249,755	397,189	517,889	691,032	902,790

Administrative Fee Adjustment (i)	2,476	2,460	2,445	2,447	2,413	4,961	4,860	9,890	9,765

Taxes and Related Payables (j)	(354,789)	(184,130)	(105,297)	(171,005)	(180,380)	(502,441)	(351,385)	(1,037,228)	(640,812)

Distributable Earnings	$1,985,825	$1,374,869	$1,334,206	$1,249,092	$1,212,072	$3,923,705	$2,461,164	$7,832,305	$5,170,239

Taxes and Related Payables (j)	354,789	184,130	105,297	171,005	180,380	502,441	351,385	1,037,228	640,812

Net Interest and Dividend (Income) Loss (k)	3,282	22,850	(6,755)	9,108	(46,110)	15,399	(37,002)	24,858	(20,907)

Total Segment Distributable Earnings	$2,343,896	$1,581,849	$1,432,748	$1,429,205	$1,346,342	$4,441,545	$2,775,547	$8,894,391	$5,790,144

Realized Performance Revenues (l)	(2,206,774)	(469,009)	(472,745)	(641,526)	(388,423)	(3,519,584)	(1,029,949)	(6,208,435)	(1,971,703)

Realized Performance Compensation (m)	926,974	206,224	161,779	296,024	178,370	1,446,094	474,394	2,514,469	842,397

Realized Principal Investment (Income) Loss (n)	(43,509)	(139,765)	(55,887)	(43,691)	7,461	(200,604)	(36,230)	(427,082)	(231,882)

Fee Related Earnings	$1,020,587	$1,179,299	$1,065,895	$1,040,012	$1,143,750	$2,167,451	$2,183,762	$4,773,343	$4,428,956

Adjusted EBITDA Reconciliation

Distributable Earnings	$1,985,825	$1,374,869	$1,334,206	$1,249,092	$1,212,072	$3,923,705	$2,461,164	$7,832,305	$5,170,239

Interest Expense (o)	69,425	80,312	100,230	104,209	107,130	136,027	211,339	244,187	391,881

Taxes and Related Payables (j)	354,789	184,130	105,297	171,005	180,380	502,441	351,385	1,037,228	640,812

Depreciation and Amortization (p)	15,644	14,958	24,301	23,175	24,100	29,960	47,275	57,273	86,534

Adjusted EBITDA	$2,425,683	$1,654,269	$1,564,034	$1,547,481	$1,523,682	$4,592,133	$3,071,163	$9,170,993	$6,289,466

Notes on pages 28-29.	Blackstone | 27

RECONCILIATION OF GAAP TO NON-GAAP MEASURES - NOTES

Note:    See pages 36-38, Definitions and Dividend Policy.

(a)

This adjustment removes Transaction-Related Charges, which are excluded from Blackstone’s segment presentation. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.

(b)	This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation.
(c)

This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(d)

This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.

	QTD					YTD		LTM

($ in thousands)	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23	2Q’22	2Q’23	2Q’22	2Q’23

GAAP Unrealized Performance Allocations	$(3,467,668)	$(771,637)	$(488,801)	$(759,212)	$114,395	$(2,174,618)	$(644,817)	$1,338,961	$ (1,905,255)

Segment Adjustment	-	-	(1,922)	(104)	(16)	-	(120)	-	(2,042)

Unrealized Performance Revenues	$(3,467,668)	$(771,637)	$(490,723)	$(759,316)	$114,379	$(2,174,618)	$(644,937)	$1,338,961	$ (1,907,297)

(e)   This adjustment removes Unrealized Performance Allocations Compensation.

(f)  This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

	QTD					YTD		LTM

($ in thousands)	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23	2Q’22	2Q’23	2Q’22	2Q’23

GAAP Unrealized Principal Investment Income (Loss)	$(500,490)	$(1,069,697)	$(67,623)	$(491,417)	$164,089	$(426,529)	$(327,328)	$61,522	$ (1,464,648)

Segment Adjustment	297,202	73,592	4,729	12,297	(3,387)	249,999	8,910	(86,877)	87,231

Unrealized Principal Investment Income (Loss)	$(203,288)	$(996,105)	$(62,894)	$(479,120)	$160,702	$(176,530)	$(318,418)	$(25,355)	$ (1,377,417)

(g) This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents the removal of certain Transaction-Related Charges.

	QTD					YTD		LTM

($ in thousands)	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23	2Q’22	2Q’23	2Q’22	2Q’23

GAAP Other Revenue	$155,588	$199,382	$(243,282)	$(14,154)	$(31,664)	$228,457	$(45,818)	$343,343	$ (89,718)

Segment Adjustment	116	(836)	(33)	(26)	(54)	66	(80)	(78)	(949)

Other Revenues	$155,704	$198,546	$(243,315)	$(14,180)	$(31,718)	$228,523	$(45,898)	$343,265	$ (90,667)

(h)   This adjustment removes Equity-Based Compensation on a segment basis.

(i)  This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in
Blackstone’s segment presentation.

Blackstone | 28

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES (CONT’D)

(j)	Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision
(Benefit) for Taxes and adjusted to exclude the tax impact of any divestitures. For interim periods, taxes are calculated using the preferred annualized effective tax rate approach. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement. Please refer to page 36 for the full definition of Taxes and Related Payables.

	QTD					LTM		LTM

($ in thousands)	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23	2Q’22	2Q’23	2Q’22	2Q’23

Taxes	$324,954	$163,602	$80,242	$151,002	$156,956	$449,599	$307,958	$955,256	$551,802

Related Payables	29,835	20,528	25,055	20,003	23,424	52,842	43,427	81,972	89,010
Taxes and Related Payables	$354,789	$184,130	$105,297	$171,005	$180,380	$502,441	$351,385	$1,037,228	$640,812

(k)   This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

	QTD					LTM		LTM

($ in thousands)	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23	2Q’22	2Q’23	2Q’22	2Q’23

GAAP Interest and Dividend Revenue	$62,075	$52,420	$102,632	$90,485	$148,505	$116,560	$238,990	$214,774	$394,042

Segment Adjustment	4,068	5,042	4,353	4,616	4,735	4,068	9,351	4,555	18,746

Interest and Dividend Revenue	$66,143	$57,462	$106,985	$95,101	$153,240	$120,628	$248,341	$219,329	$412,788

GAAP Interest Expense	$69,642	$80,507	$100,329	$104,441	$108,096	$136,389	$212,537	$245,352	$393,373

Segment Adjustment	(217)	(195)	(99)	(232)	(966)	(362)	(1,198)	(1,165)	(1,492)

Interest Expense	$69,425	$80,312	$100,230	$104,209	$107,130	$136,027	$211,339	$244,187	$391,881

Net Interest and Dividend Income (Loss)	$(3,282)	$(22,850)	$6,755	$(9,108)	$46,110	$(15,399)	$37,002	$(24,858)	$20,907

(l)  This adjustment removes the total segment amount of Realized Performance Revenues.
(m)  This adjustment removes the total segment amount of Realized Performance Compensation.
(n)   This adjustment removes the total segment amount of Realized Principal Investment Income.
(o)   This adjustment adds back Interest Expense on a segment basis, excluding interest expense related to the Tax Receivable Agreement.
(p)   This adjustment adds back Depreciation and Amortization on a segment basis.

Reconciliation of GAAP Shares of Common Stock Outstanding to Distributable Earnings Shares Outstanding

	QTD

	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23

GAAP Shares of Common Stock Outstanding	706,476,877	708,995,155	710,276,923	712,794,968	713,551,859

Unvested Participating Common Shares	35,710,961	32,557,230	32,376,835	33,121,860	44,596,669

Total Participating Common Shares	742,187,838	741,552,385	742,653,758	745,916,828	758,148,528

Participating Partnership Units	466,568,377	464,951,386	463,758,383	462,366,799	461,135,682

Distributable Earnings Shares Outstanding	1,208,756,215	1,206,503,771	1,206,412,141	1,208,283,627	1,219,284,210
Disclosure of Weighted-Average Shares Common Stock Outstanding

	QTD					YTD		LTM

	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23	2Q’22	2Q’23	2Q’22	2Q’23

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Basic	707,382,293	742,345,646	742,742,919	746,064,922	758,479,943	738,752,489	752,306,729	731,485,547	747,385,306

Weighted-Average Shares of Unvested Deferred Restricted Common Stock	-	149,886	186,808	579,007	68,305	388,373	323,656	376,701	246,001

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Diluted	707,382,293	742,495,532	742,929,727	746,643,929	758,548,248	739,140,862	752,630,385	731,862,248	747,631,307

GAAP Shares of Common Stock Outstanding and Total GAAP Weighted-Average Shares of Common Stock Outstanding – Basic for 3Q’22 include the effect of share repurchases that were initiated before quarter end but where the shares were not retired until after quarter end.

Blackstone | 29

BLACKSTONE’S SECOND QUARTER 2023 GAAP CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

($ in thousands) (unaudited)	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23

Assets

Cash and Cash Equivalents	$4,183,380	$3,480,003	$4,252,003	$2,830,971	$3,280,204

Cash Held by Blackstone Funds and Other	129,276	94,358	241,712	190,322	215,444

Investments	27,323,758	26,256,148	27,553,251	26,985,951	27,048,621

Accounts Receivable	774,137	835,529	462,904	924,934	664,028

Due from Affiliates	3,891,958	4,029,490	4,146,707	4,099,765	4,294,437

Intangible Assets, Net	246,988	232,096	217,287	230,295	219,221

Goodwill	1,890,202	1,890,202	1,890,202	1,890,202	1,890,202

Other Assets	658,298	785,794	800,458	833,232	905,454

Right-of-Use Assets	886,911	887,832	896,981	894,067	888,190

Deferred Tax Assets	1,646,400	1,767,869	2,062,722	2,206,700	2,176,983

Total Assets	$41,631,308	$40,259,321	$42,524,227	$41,086,439	$41,582,784

Liabilities and Equity

Loans Payable	$9,365,274	$9,263,080	$12,349,584	$12,311,469	$12,299,855

Due to Affiliates	2,001,391	2,060,891	2,118,481	1,974,182	2,092,837

Accrued Compensation and Benefits	6,765,492	6,732,507	6,101,801	5,470,773	5,685,879

Securities Sold, Not Yet Purchased	27,029	26,783	3,825	3,881	3,821

Repurchase Agreements	152,529	313,138	89,944	19,563	18,262

Operating Lease Liabilities	993,875	985,632	1,021,454	1,016,808	1,013,813

Accounts Payable, Accrued Expenses and Other Liabilities	991,620	1,141,905	1,158,071	1,575,938	1,377,838

Total Liabilities	20,297,210	20,523,936	22,843,160	22,372,614	22,492,305

Redeemable Non-Controlling Interests in Consolidated Entities	1,275,491	1,344,188	1,715,006	1,644,697	1,626,349

Equity

Common Stock, $0.00001 par value (713,551,859 shares issued and outstanding as of June 30, 2023)	7	7	7	7	7

Series I Preferred Stock, $0.00001 par value (1 share issued and outstanding as of June 30, 2023)	-	-	-	-	-

Series II Preferred Stock, $0.00001 par value (1 share issued and outstanding as of June 30, 2023)	-	-	-	-	-

Additional Paid-in-Capital	5,870,285	5,791,006	5,935,273	5,957,054	6,076,367

Retained Earnings	2,803,100	1,869,463	1,748,106	1,156,109	1,160,278

Accumulated Other Comprehensive Loss	(42,225)	(74,800)	(27,475)	(22,333)	(17,205)

Non-Controlling Interests in Consolidated Entities	5,281,244	5,357,148	5,056,480	5,058,090	5,174,961

Non-Controlling Interests in Blackstone Holdings	6,146,196	5,448,373	5,253,670	4,920,201	5,069,722

Total Equity	20,058,607	18,391,197	17,966,061	17,069,128	17,464,130

Total Liabilities and Equity	$41,631,308	$40,259,321	$42,524,227	$41,086,439	$41,582,784

See page 31, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.	Blackstone | 30

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES

($ in thousands)	2Q’22	3Q’22	4Q’22	1Q’23	2Q’23

Investments of Consolidated Blackstone Funds	$3,764,850	$3,828,497	$5,136,967	$5,443,867	$5,490,773

Equity Method Investments

Partnership Investments	5,446,688	5,566,645	5,530,420	5,598,552	5,585,603

Accrued Performance Allocations	13,544,855	12,938,888	12,360,682	11,517,750	11,496,244

Corporate Treasury Investments	810,672	799,016	1,053,540	958,632	707,079

Other Investments	3,756,693	3,123,102	3,471,642	3,467,150	3,768,922

Total GAAP Investments	27,323,758	26,256,148	27,553,251	26,985,951	27,048,621

Accrued Performance Allocations - GAAP	$13,544,855	$12,938,888	$12,360,682	$11,517,750	$11,496,244

Impact of Consolidation (a)	12,475	2,412	-	-	-

Due from Affiliates - GAAP (b)	136,631	154,587	269,987	190,337	197,998

Less: Net Realized Performance Revenues (c)	(262,083)	(342,922)	(282,730)	(379,453)	(283,131)

Less: Accrued Performance Compensation - GAAP (d)	(5,955,982)	(5,693,325)	(5,512,796)	(4,956,515)	(4,941,915)

Net Accrued Performance Revenues	$7,475,896	$7,059,640	$6,835,143	$6,372,119	$6,469,196

Corporate Treasury and Other Investments - GAAP	$4,567,365	$3,922,118	$4,525,181	$4,425,781	$4,476,001

Impact of Consolidation (a)	708,469	697,317	588,355	488,785	429,718

Other Assets (e)	642,875	617,346	360,219	347,995	135,637

Other Liabilities (f)	(54,321)	(37,974)	(22,718)	(33,505)	(53,226)

Corporate Treasury and Other Investments - Deconsolidated (g)	$5,864,388	$5,198,807	$5,451,037	$5,229,056	$4,988,130

Partnership Investments - GAAP	$5,446,688	$5,566,645	$5,530,420	$5,598,552	$5,585,603

Impact of Consolidation (h)	(3,169,740)	(3,221,867)	(3,221,619)	(3,273,357)	(3,224,559)

GP/Fund Investments - Deconsolidated	$2,276,948	$2,344,778	$2,308,801	$2,325,195	$2,361,044

Loans Payable - GAAP	$9,365,274	$9,263,080	$12,349,584	$12,311,469	$12,299,855

Impact of Consolidation (i)	-	(30,627)	(1,450,000)	(1,742,452)	(1,714,235)

Outstanding Debt - Carrying Value	9,365,274	9,232,453	10,899,584	10,569,017	10,585,620

Unamortized Discount	131,526	127,947	141,416	98,783	136,163

Outstanding Debt (at par) - Deconsolidated	$9,496,800	$9,360,400	$11,041,000	$10,667,800	$10,721,783

(a)	This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)	Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)	Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)	Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)	This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from Affiliates.
(f)

This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase
Agreements and securities sold short, not yet purchased.

(g)

Deconsolidated Other Investments was $3.7 billion as of June 30, 2023, which was comprised of $3.4 billion of liquid investments and $383 million of illiquid investments.
The liquid portion of Other Investments relates to public equity securities and other investments held by Blackstone that can be easily converted to cash and may include securities and investments subject to lock-up periods.

(h)

This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.

(i)	This adjustment removes amounts related to consolidated Blackstone Funds.

Blackstone | 31

RECONCILIATION OF GAAP TO TOTAL SEGMENTS

	QTD					YTD		LTM

($ in thousands)	2Q’22	3Q’22	4Q’22	1Q’22	2Q’23	2Q’22	2Q’23	2Q’22	2Q’23

Management and Advisory Fees, Net

GAAP	$1,561,187	$1,617,754	$1,648,438	$1,658,315	$1,709,370	$3,037,123	$3,367,685	$5,817,466	$6,633,877

Segment Adjustment (a)	(4,270)	(6,184)	(7,347)	(5,928)	(6,184)	(6,838)	(12,112)	(10,886)	(25,643)

Total Segment	$1,556,917	$1,611,570	$1,641,091	$1,652,387	$1,703,186	$3,030,285	$3,355,573	$5,806,580	$6,608,234

GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues

GAAP

Incentive Fees	99,598	110,776	210,264	142,876	153,077	204,087	295,953	388,747	616,993

Investment Income - Realized Performance Allocations	2,453,769	725,888	435,597	646,894	502,084	4,220,155	1,148,978	8,530,620	2,310,463

GAAP	$2,553,367	$836,664	$645,861	$789,770	$655,161	$4,424,242	$1,444,931	$8,919,367	$2,927,456

Total Segment

Less: Realized Performance Revenues	(2,206,774)	(469,009)	(472,745)	(641,526)	(388,423)	(3,519,584)	(1,029,949)	(6,208,435)	(1,971,703)

Segment Adjustment (b)	-	4,476	(408)	-	-	-	-	913	4,068

Total Segment	$346,593	$372,131	$172,708	$148,244	$266,738	$904,658	$414,982	$2,711,845	$959,821

GAAP Compensation to Total Segment Fee Related Compensation

GAAP

Compensation	686,012	600,273	626,990	716,285	737,017	1,342,517	1,453,302	2,454,748	2,680,565

Incentive Fees Compensation	45,363	50,355	71,261	63,281	64,227	86,382	127,508	156,738	249,124

Realized Performance Allocations Compensation	1,035,916	313,930	157,817	296,794	205,196	1,753,517	501,990	3,505,060	973,737

GAAP	$1,767,291	$964,558	$856,068	$1,076,360	$1,006,440	$3,182,416	$2,082,800	$6,116,546	$3,903,426

Total Segment

Less: Realized Performance Compensation	(926,974)	(206,224)	(161,779)	(296,024)	(178,370)	(1,446,094)	(474,394)	(2,514,469)	(842,397)

Less: Equity-Based Compensation - Fee Related Compensation	(191,769)	(187,873)	(192,141)	(265,154)	(246,445)	(392,156)	(511,599)	(682,254)	(891,613)

Less: Equity-Based Compensation - Performance Compensation	(3,875)	(2,324)	(2,563)	(2,980)	(3,310)	(5,033)	(6,290)	(8,778)	(11,177)

Segment Adjustment (c)	(23,260)	(9,869)	(18,962)	(3,231)	(9,507)	(47,249)	(12,738)	(91,646)	(41,569)

Total Segment	$621,413	$558,268	$480,623	$508,971	$568,808	$1,291,884	$1,077,779	$2,819,399	$2,116,670

GAAP General, Administrative and Other to Total Segment Other Operating Expenses

GAAP	$289,288	$270,369	$292,340	$273,394	$275,034	$529,962	$548,428	$1,057,630	$1,111,137

Segment Adjustment (d)	(27,778)	(24,235)	(25,059)	(21,746)	(17,668)	(54,354)	(39,414)	(131,947)	(88,708)

Total Segment	$261,510	$246,134	$267,281	$251,648	$257,366	$475,608	$509,014	$925,683	$1,022,429

Realized Performance Revenues

GAAP

Incentive Fees	99,598	110,776	210,264	142,876	153,077	204,087	295,953	388,747	616,993

Investment Income - Realized Performance Allocations	2,453,769	725,888	435,597	646,894	502,084	4,220,155	1,148,978	8,530,620	2,310,463

GAAP	$2,553,367	$836,664	$645,861	$789,770	$655,161	$4,424,242	$1,444,931	$8,919,367	$2,927,456

Total Segment

Less: Fee Related Performance Revenues	(346,593)	(372,131)	(172,708)	(148,244)	(266,738)	(904,658)	(414,982)	(2,711,845)	(959,821)

Segment Adjustment (b)	-	4,476	(408)	-	-	-	-	913	4,068

Total Segment	$2,206,774	$469,009	$472,745	$641,526	$388,423	$3,519,584	$1,029,949	$6,208,435	$1,971,703

Blackstone | 32

RECONCILIATION OF GAAP TO TOTAL SEGMENTS - (CONT’D)

	QTD					YTD		LTM

($ in thousands)	2Q’22	3Q’22	4Q’22	1Q’22	2Q’23	2Q’22	2Q’23	2Q’22	2Q’23

Realized Performance Compensation

GAAP

Incentive Fee Compensation	$45,363	$50,355	$71,261	$63,281	$64,227	$86,382	$127,508	$156,738	$249,124

Realized Performance Allocations Compensation	1,035,916	313,930	157,817	296,794	205,196	1,753,517	501,990	3,505,060	973,737

GAAP	$1,081,279	$364,285	$229,078	$360,075	$269,423	$1,839,899	$629,498	$3,661,798	$1,222,861

Total Segment

Less: Fee Related Performance Compensation (e)	(150,430)	(155,737)	(64,736)	(61,071)	(87,743)	(388,772)	(148,814)	(1,138,551)	(369,287)

Less: Equity-Based Compensation - Performance Compensation	(3,875)	(2,324)	(2,563)	(2,980)	(3,310)	(5,033)	(6,290)	(8,778)	(11,177)

Total Segment	$926,974	$206,224	$161,779	$296,024	$178,370	$1,446,094	$474,394	$2,514,469	$842,397

Realized Principal Investment Income (Loss)

GAAP	$265,161	$193,228	$106,834	$108,058	$54,835	$550,265	$162,893	$1,046,989	$462,955

Segment Adjustment (f)	(221,652)	(53,463)	(50,947)	(64,367)	(62,296)	(349,661)	(126,663)	(619,907)	(231,073)

Total Segment	$43,509	$139,765	$55,887	$43,691	$(7,461)	$200,604	$36,230	$427,082	$231,882

GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest and Dividend Income (Loss)

GAAP

Interest and Dividend Revenue	62,075	52,420	102,632	90,485	148,505	116,560	238,990	214,774	394,042

Interest Expense	(69,642)	(80,507)	(100,329)	(104,441)	(108,096)	(136,389)	(212,537)	(245,352)	(393,373)

GAAP	$(7,567)	$(28,087)	$2,303	$(13,956)	$40,409	$(19,829)	$26,453	$(30,578)	$669

Segment Adjustment (g)	4,285	5,237	4,452	4,848	5,701	4,430	10,549	5,720	20,238

Total Segment	$(3,282)	$(22,850)	$6,755	$(9,108)	$46,110	$(15,399)	$37,002	$(24,858)	$20,907

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated

Statement of Operations (page 26). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related Charges.

(a)	Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against
Management and Advisory Fees, Net in the Total Segment measures.
(b)	Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)	Represents the removal of Transaction-Related Charges that are not recorded in the Total Segment measures.
(d)	Represents the (1) removal of amortization of transaction-related intangibles, (2) removal of certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures, and (3) a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.
(e)	Fee related performance compensation may include equity based compensation based on fee related performance revenues.
(f)	Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(g)	Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

Blackstone | 33

NOTES

Notes to page 4 - Investment Performance and Net Accrued Performance Revenues

▪	The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of Blackstone.

▪	Core+ appreciation represents a weighted average of BREIT’s per share appreciation, BEPIF’s per share appreciation, and BPP’s appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values, BEPIF’s monthly net asset values, and the average of BPP’s quarterly adjusted beginning period market values for the period.

▪	Results for the Secondaries business (also referred to as Strategic Partners) are reported on a three-month lag from the Secondaries’ fund financial statements, which generally report underlying investments on a same-quarter basis, if available. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.

▪	Private Credit returns include mezzanine lending funds and middle market direct lending funds (including BXSL and BCRED), stressed/distressed strategies (including stressed/distressed funds and credit alpha strategies) and energy strategies. Liquid Credit returns include CLOs, closed- ended funds, open-ended funds and separately managed accounts. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included. Funds in liquidation, funds investing primarily in investment grade corporate credit and asset-based finance are excluded. Blackstone Funds that were contributed to Blackstone Credit as part of Blackstone’s acquisition of Blackstone Credit, formerly known as GSO, in March 2008 and the pre-acquisition date performance for funds and vehicles acquired by Blackstone Credit subsequent to March 2008, are also excluded.

▪	The BPS Composite gross and net returns are based on the BAAM Principal Solutions (“BPS”) Composite, which includes only BAAM-managed commingled and customized multi-manager funds and accounts and does not include BAAM’s liquid solutions group, seeding, GP stakes, special situations, and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and, in the case of net returns, non fee-paying assets are also excluded. The funds/accounts that comprise the BPS Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the BPS Composite does not represent the performance of an actual fund or account.

Notes to page 17 – Deconsolidated Balance Sheet Highlights

▪	GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Credit & Insurance, and Hedge Fund Solutions, which were $787 million, $947 million, $389 million, and $239 million, respectively, as of June 30, 2023. Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 24, Share Summary).

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NOTES – (CONT’D)

Notes to page 23 – Shareholder Dividends

▪	DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Common shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.

▪	Per Share calculations are based on end of period Participating Common Shares (page 24, Share Summary); actual dividends are paid to shareholders as of the applicable record date.

▪	Retained capital is withheld pro rata from common shareholders and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $106 million for 2Q’23 and $218 million for 2Q’23 YTD.

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DEFINITIONS AND DIVIDEND POLICY

Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

▪	Segment Distributable Earnings, or “Segment DE”, is Blackstone’s segment profitability measure used to make operating decisions and assess performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related Charges. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Realizations is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance

              Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance

              Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based

              Performance Compensation).

–	Segment Revenues represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance Revenues and Realized Principal Investment Income.

▪	Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings Partnerships. DE is the sum of Segment DE plus Net Interest and Dividend Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Interest and Dividend Income (Loss) is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.

–	Taxes and Related Payables represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and including the Payable under the Tax Receivable Agreement. Further, the current tax provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity- based compensation charges and certain Transaction-Related Charges where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of divestitures and accrued tax contingencies and refunds which are reflected when paid or received. Management believes that including the amount payable under the tax receivable agreement and utilizing the current income tax provision adjusted as described above when calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.

▪	Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured and received on a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and (b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

–	Fee Related Compensation is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related Performance Compensation.

–	Fee Related Performance Revenues refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

–	Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to (a) remove the amortization of transaction-related intangibles, (b) remove certain expenses reimbursed by the Blackstone Funds which are netted against Management and Advisory Fees, Net in Blackstone’s segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

–	Perpetual Capital refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there is no requirement to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows. Includes co-investment capital with an investor right to convert into Perpetual Capital.

–	FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related Performance Revenues).

▪	Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental measure used to assess performance derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and (c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

▪	Performance Revenues collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.

▪	Performance Compensation collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.

–	Performance Compensation reflects an increase in the aggregate Realized Performance Compensation paid to certain of our professionals above the amounts allocable to them based upon the percentage participation in the relevant performance plans previously awarded to them as a result of a compensation program that commenced in 2Q’21. The expectation is that for the full year 2023, Fee Related Compensation will be decreased by the total amount of additional Performance Compensation awarded for the year. For 2Q’23 QTD and 2Q’23 YTD the increase to Realized Performance Compensation was greater than the decrease to Fee Related Compensation, which negatively impacted Distributable Earnings for the current year quarter and YTD periods. These changes to Performance Compensation and Fee Related Compensation are not expected to impact Distributable Earnings for the full year. These changes had an impact on individual quarters in

              2022 but did not impact Income Before Provision (Benefit) for Taxes and Distributable Earnings for the year ended December 31, 2022.

▪	Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Dividend Policy. Blackstone’s intention is to pay to holders of common stock a quarterly dividend representing approximately 85% of Blackstone Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to reduce such quarterly dividends or even to eliminate such dividends entirely.

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FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

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